Investments (Schedule of Investments) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Investments
Equity investments accounted for using the equity method (i)	¥ 5,429,647		¥ 857,412
Equity investments with readily determinable fair values (ii)	1,206,899		115,926
Equity investments without readily determinable fair values (iii)	1,443,592		1,010,145
Available-for-sale debt investment	6,525		0
Total	¥ 8,086,663	$ 1,239,335	¥ 1,983,483